                                 PROMISSORY NOTE

$400,000.00                                                      January 8, 1998

             FOR VALUE RECEIVED, WORLD WIRELESS COMMUNICATIONS, INC. (the "Maker"), a Nevada corporation, with a business office located at 150 Wright Brothers Drive, Suite 670, Set Lake City, Utah 84116, hereby promises to pay to the order of Tiverton Holdings Ltd., a Nevis corporation, (the "Payee"), residing at (or with a business office located at) Thunstrasse 73, CH-3000, Bern 16, Switzerland, the principal sum of Four Hundred Thousand Dollars ($400,000), together with Interest on the principal amount outstanding from the date hereof until payment in full.

             The principal amount of this Note together with all interest then accrued shall be payable on September 30, 1998, (the "Due Date"). Interest on outstanding principal shall accrue at the rats of 10% per annum from the date hereof and shall be paid on the Due Date. All interest shall be calculated on the basis of a 365 day year, counting the actual number of days elapsed from the date of this Note to the Due Date. Interest on any overdue payments of principal and interest due hereunder shall accrue and be payable at the rate of twelve (12%) percent per annum, based on the actual number of days elapsed from the date such principal or interest payment was due to the date of actual payment.

             The principal of this Note may be prepaid in whole or in part, without premium or penalty, at any time.

             All principal and interest payments hereunder are payable in lawful money of the United States of America to the Payee at the address first shown above, or at such other address as may be directed by Payee, in immediately available funds.

             The Maker hereby waives presentment, demand, dishonor, protest, notice of protest, diligence and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.

             In the event that (a) the Maker shall fail to pay when due, any payment of principal or interest due hereunder and such failure to pay its not cured within ten (10) days of the date such payment was due, or (b) if the Maker shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Maker under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof, which petition or proceeding is not dismissed within forty-five (45) days from the date of commencement thereof; or (vi) or have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Maker's affairs, assets or business and such appointment is not vacated or discharged within forty-five (45) days thereafter, then, and upon the happening of any such event, the Payee, at Payee's option, by written notice to the maker, may declare the entire indebtedness evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

             In the event that Maker shall fail to pay when due any principal or interest payment and the Payee shall exercise or endeavor to exercise any of its remedies hereunder, the Maker shall pay all reasonable costs and expenses incurred in connection therewith including, without limitation, reasonable attorneys' fees, and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

             No consent or waiver by the Payee with respect to any action or failure to act by Maker which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Payee.

             All agreements between the Maker and the Payee are expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Payee is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, without the necessity of any action by Payee or Maker, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance hereof, and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in affect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Payee.

             This Note shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent that such laws are superseded by Federal enactments.

             If any covenant or other provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

          IN WITNESS WHEREOF, the Maker, by its duly authorized officer, has executed this Note as of the date first above written.


                                       WORLD WIRELESS COMMUNICATIONS,
                                       INC.


                                       By:______________________________
                                          David Singer, President

                                    PROMISSORY NOTE

$400,000.00                                                      January 8, 1998


             FOR VALUE RECEIVED, WORLD WIRELESS COMMUNICATIONS, INC. (the "Maker"), a Nevada corporation, with a business office located at 150 Wright Brothers Drive, Suite 570, Salt Lake City, Utah 84116, hereby promises to pay to the order of Tiverton Holdings Ltd., a Nevis corporation, (the "Payee"), residing at (or with a business office located at) Thunstrasse 73, CH-3000, Bern 16, Switzerland, the principal sum of Four Hundred Thousand Dollars ($400,000), together with interest on the principal amount outstanding from the date hereof until payment in full.

             The principal amount of this Note together with all interest then accrued shall be payable on September 30, 1998, (the "Due Date"). Interest on outstanding principal shall accrue at the rate of 10% per annum from the date hereof and shall be paid on the Due Date. All interest shall be calculated on the basis of a 365 day year, counting the actual number of days elapsed from the date of this Note to the Due Date. Interest on any overdue payments of principal and interest due hereunder shall accrue and be payable at the rate of twelve (12%) percent per annum, based an the actual number of days elapsed from the date such principal or interest payment was due to the date of actual payment.

             The principal of this Note may be prepaid in whole or in part, without premium or penalty, at any time.

             All principal and interest payments hereunder are payable in lawful money of the United States of America to the Payee at the address first shown above, or at such other address as may be directed by Payee, in immediately available funds.

             The Maker hereby waives presentment, demand, dishonor, protest, notice of protest, diligence and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.

             In the event that (a) the Maker shall fail to pay when due, any payment of principal or interest due hereunder and such failure to pay is not cured within ten (10) days of the date such payment was due, or (b) if the Maker shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Maker under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof, which petition or proceeding is not dismissed within forty-five (45) days from the date of commencement thereof, or (vi) or have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Maker's affairs, assets or business and such appointment is not vacated or discharged within forty-five (45) days thereafter; then, and upon the happening of any such event, the Payee, at Payee's option, by written notice to the maker, may declare the entire indebtedness evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

             In the event that Maker shall fail to pay when due any principal or interest payment, and the Payee shall exercise or endeavor to exercise any of its remedies hereunder, the Maker shall pay all reasonable costs and expenses incurred in connection therewith including, without limitation, reasonable attorneys' fees, and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

             No consent or waiver by the Payee with respect to any action or failure to act by Maker which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Payee.

             All agreements between the Maker and the Payee are expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Payee is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, without the necessity of any action by Payee or Maker, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance hereof, and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in affect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Payee.

             This Note shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent that such laws are superseded by Federal enactments.

             If any covenant or other provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

           IN WITNESS WHEREOF, the Maker, by its duly authorized officer, has executed this Note as of the date first above written.


                                         WORLD WIRELESS COMMUNICATIONS,
                                         INC.


                                         By:_________________________________
                                            David Singer, President